Alger Responsible Investing Fund

Summary Prospectus

December 30, 2016

Class   Ticker Symbols

Z   ALGZX

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800) 992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated December 30, 2016, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Responsible Investing Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class Z
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	.71%
Distribution and/or Shareholder Servicing (12b-1) Fees	None
Other Expenses	.31%
Total Annual Fund Operating Expenses	1.02%
Expense Reimbursement*	.12%*
Total Annual Fund Operating Expenses After Expense Reimbursement	.90%

* Fred Alger Management, Inc. has contractually agreed to reimburse Fund expenses (excluding interest, taxes, brokerage, and extraordinary expenses) through December 29, 2017 to the extent necessary to limit the total annual fund operating expenses of the Class Z Shares of the Fund to .90% of the class's average daily net assets. This expense reimbursement cannot be terminated. Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation at the time of the reimbursement.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class Z	$92	$313	$552	$1,237

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16.85% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any size with an environmental, social and governance ("ESG") rating of BB or above by MSCI (or an equivalent rating by another ESG rating agency) that also demonstrate, in the view of Fred Alger Management, Inc., promising growth potential. Fred Alger Management, Inc. employs fundamental analysis to identify innovative and dynamic companies and uses MSCI's ESG

Inspired by Change, Driven by Growth.

ALGER RESPONSIBLE INVESTING FUND 2/4

Summary Prospectus

December 30, 2016

ratings to consider how such stocks rank within an industry or sector based on a company's conduct in offering products or services that promote positive environmental, social and/or governance policies, or have a positive impact in these areas, addressing concerns such as climate change, resource depletion, health and safety, employee relations and diversity, bribery and corruption, and fostering board diversity and structure. The Fund does not bar companies in any industries.

The Fund can leverage, that is, borrow money to purchase additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund can invest in foreign securities.

Principal Risks

Equity Securities Risk — As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks Risk — Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The following risks may also apply:

•  Smaller Cap Securities Risk — investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

•  Leverage Risk — the cost of borrowing money to leverage may exceed the returns for the securities purchased or the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  Foreign Securities Risk — the Fund's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•  Environmental, Social and/or Governance Sustainability-Related Securities Risk — the Fund's environmental, social and governance investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund's returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote positive environmental, social and/or governance policies may not perform as well as companies that do not pursue such goals.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ALGER RESPONSIBLE INVESTING FUND 3/4

Summary Prospectus

December 30, 2016

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. Class Z Shares were not offered prior to October 14, 2016. Historical performance prior to October 14, 2016 is that of the Fund's Class I Shares. From September 24, 2008, through December 29, 2016, the Fund and its predecessor followed different investment strategies under different fund names, and was managed by different portfolio management teams. Performance during that period does not reflect the Fund's current investment strategies. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund's website www.alger.com.

Annual Total Return for Class I Shares* as of December 31 (%)

Average Annual Total Return as of December 31, 2015

	1 Year	5 Years	Since Inception
Class I (Inception 9/24/08)*
Return Before Taxes	2.59%	9.53%	8.07%
Return After Taxes on Distributions	2.26%	9.12%	7.79%
Return After Taxes on Distributions and Sale of Fund Shares	1.74%	7.53%	6.46%
Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.06%	13.30%	11.79%

* The returns shown are for Class I Shares, which would have substantially similar annual returns as Class Z Shares because the Shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

In the foregoing table, after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown may not be relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Summary Prospectus

December 30, 2016

Management

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund's Portfolio
Fred Alger Management, Inc.	Christopher R. Walsh, CFA Senior Vice President, Senior Analyst and Portfolio Manager Since Inception (9/24/08)	Gregory S. Adams, CFA Senior Vice President, Director of Quantitative & Risk Management and Portfolio Manager Since December 2016

Shareholder Information

Purchasing and Redeeming Fund Shares

The Fund's Class Z Shares are generally subject to a minimum initial investment of $500,000, which may be waived for group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. The waiver is available only for retirement plans that hold omnibus positions, or for aggregate plan participant positions. The waiver is generally not available to SARSEPs, SIMPLE IRAs, individual 401(k) plans or individual 403(b) plans.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated 360 Park Avenue South, New York, NY 10010 / 800.992.3863 / www.alger.com

RespZ 123016